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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 24, 2003


                          CENDANT MORTGAGE CAPITAL LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-105302                   52-233-8856
          --------                  ----------                   -----------
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
       OF FORMATION)               FILE NUMBER)              IDENTIFICATION NO.)

     3000 Leadenhall Road
  Mount Laurel , New Jersey                                        08054
  -------------------------                                        -----
(ADDRESS OF PRINCIPAL EXECUTIVE                                  (ZIP CODE)
          OFFICES)


Registrant's telephone number, including area code, is (856) 917-6200







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


                                       -2-


Item 5.  Other Events.
         ------------

                  On or about June 26, 2003, the Registrant will cause the issuance and sale of CDMC Mortgage Pass-Through Certificates, Series 2003-6 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2003, between the Registrant as seller, Cendant Mortgage Corporation as master servicer and Citibank, N.A., as trustee.
                  In connection with the sale of the Certificates, the Registrant has been advised by Credit Suisse First Boston LLC ("Credit Suisse "), that Credit Suisse has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no- action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No.333-105302 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Credit Suisse. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by Credit Suisse at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.      Financial Statements, PRO FORMA Financial Information and Exhibits
             ------------------------------------------------------------------

         (a) Financial Statements.
             --------------------

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
             --------



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                       DESCRIPTION
-----------         -----------                       -----------
     1                   99              Computational Materials--Computational
                                         Materials (as defined in Item 5) that
                                         have been provided by Credit Suisse to
                                         certain prospective purchasers of CDMC
                                         Mortgage Pass-Through Certificates,
                                         Series 2003-6 (filed in paper pursuant
                                         to the automatic SEC exemption pursuant
                                         to Release 33-7427, August 7, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            CENDANT MORTGAGE CAPITAL LLC

                                            By:  /s/ Joseph Suter
                                                 -------------------------
                                            Name:    Joseph Suter
                                            Title:   Senior Vice President

Dated: June 24, 2003

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   Filed Manually
                                                                  Materials